UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2023

ANNOVIS BIO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39202	26-2540421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

(Address of Principal Executive Offices, and Zip Code)

(610) 727-3913

Registrant’s Telephone Number, Including Area Code

                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ANVS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2023, Annovis Bio, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, among other things, the stockholders of the Company approved an amendment to the Annovis Bio, Inc. Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 35,000,000 to 70,000,000 shares (the “Charter Amendment’). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware following receipt of stockholder approval.

The foregoing description is only a summary and is qualified in its entirety by reference to the complete text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

All matters voted upon at the Annual Meeting were approved with the required votes. A total of 9,005,131 shares of the Company’s common stock were entitled to vote as of April 24, 2023, the record date for the Annual Meeting, of which 6,342,582 were present in person or by proxy at the Annual Meeting. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following director nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Michael Hoffman	3,994,452	40,827	2,307,303
Maria Maccecchini	3,998,045	37,234	2,307,303
Claudine Bruck	3,941,691	93,588	2,307,303
Reid McCarthy	3,993,879	41,400	2,307,303
Mark White	3,987,711	47,568	2,307,303

2. Amendment of the 2020 Equity Incentive Plan.

The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 35,000,000 to 70,000,000 was approved, with the following votes tabulated:

For	Against	Abstain
5,699,648	633,577	9,357

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Annovis Bio, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

Date: June 16, 2023	By:	/s/ Henry Hagopian
		Name:	Henry Hagopian
		Title:	Chief Financial Officer